Exhibit 99.2

DISCOVER FINANCIAL SERVICES
Unaudited Financial Supplement - 3Q 2007
Table of Contents

Page #
1	…………..	Quarterly Consolidated and Combined Income Statement and Statistical Data
2	…………..	Quarterly Consolidated and Combined Income Statement and Statistical Data (Managed Basis)
3	…………..	Quarterly U.S. Card Income Statement and Statistical Data (Managed Basis)
4	…………..	Quarterly Third-Party Payments Income Statement and Statistical Data (Managed Basis)
5	…………..	Quarterly International Card Income Statement and Statistical Data (Managed Basis)
6-10	…………..	Quarterly Reconciliation of GAAP to Managed Data

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	3Q07 vs 3Q06		YTD 2007	YTD 2006	2007 vs 2006

Interest Income	$755,610	$703,365	$680,305	$622,166	$642,748	$112,862	18%	$2,139,280	$1,836,360	$302,920	16%
Interest Expense	361,469	336,253	283,959	243,518	250,440	111,029	44%	981,681	696,522	285,159	41%
Net Interest Income	394,141	367,112	396,346	378,648	392,308	1,833	0%	1,157,599	1,139,838	17,761	2%
Provision for Loan Losses	211,576	203,287	195,386	239,693	231,614	(20,038)	-9%	610,249	515,944	94,305	18%
Net interest income after provision for loan losses	182,565	163,825	200,960	138,955	160,694	21,871	14%	547,350	623,894	(76,544)	-12%

Other Income	845,498	871,693	825,677	828,263	889,374	(43,876)	-5%	2,542,868	2,710,676	(167,808)	-6%

Employee Compensation and Benefits	227,904	234,373	233,318	234,625	237,436	(9,532)	-4%	695,595	698,571	(2,976)	0%
Marketing and Business Development	163,015	140,930	142,344	197,601	145,184	17,831	12%	446,289	405,955	40,334	10%
Information Processing & Communications	99,065	96,622	93,452	102,936	98,620	445	0%	289,139	284,659	4,480	2%
Professional Fees	94,060	113,264	80,958	119,049	93,027	1,033	1%	288,282	248,720	39,562	16%
Premises and Equipment	22,611	24,350	22,809	23,886	23,546	(935)	-4%	69,770	68,392	1,378	2%
Other Expense	92,194	93,453	82,295	103,580	84,724	7,470	9%	267,942	231,509	36,433	16%
Total Other Expense	698,849	702,992	655,176	781,677	682,537	16,312	2%	2,057,017	1,937,806	119,211	6%
Income Before Income Taxes	329,214	332,526	371,461	185,541	367,531	(38,317)	-10%	1,033,201	1,396,764	(363,563)	-26%
Tax Expense	126,974	123,284	137,829	(981)	126,138	836	1%	388,087	506,670	(118,583)	-23%
Net Income	$202,240	$209,242	$233,632	$186,522	$241,393	$(39,153)	-16%	$645,114	$890,094	$(244,980)	-28%

Balance Sheet Statistics
Total Assets	$36,141,011	$35,672,568	$29,763,803	$29,067,242	$28,318,362	$7,822,649	28%	$36,141,011	$28,318,362	$7,822,649	28%
Total Equity	$5,667,282	$5,780,284	$5,528,658	$5,774,772	$6,030,941	$(363,659)	-6%	$5,667,282	$6,030,941	$(363,659)	-6%
Total Tangible Equity	$4,927,431	$5,044,586	$4,797,784	$5,039,867	$5,322,013	$(394,582)	-7%	$4,927,431	$5,322,013	$(394,582)	-7%
Loan Receivables	$22,393,598	$22,788,042	$22,611,707	$23,742,750	$23,040,868	$(647,270)	-3%	$22,393,598	$23,040,868	$(647,270)	-3%
Average Loan Receivables	$22,736,502	$21,511,837	$24,856,212	$22,677,104	$22,545,836	$190,666	1%	$23,021,556	$21,563,711	$1,457,845	7%
ROE	14%	15%	16%	12%	16%			15%	22%
Net Owned Receivables/Tangible Equity	4.38	4.36	4.55	4.55	4.18	0.20	5%	4.38	4.18	0.20	5%
Total Owned Assets/Tangible Equity	7.33	7.07	6.20	5.77	5.32	2.01	38%	7.33	5.32	2.01	38%
Net Yield on Loan Receivables	6.88%	6.77%	6.47%	6.70%	6.90%	(2)	bps	6.70%	7.04%	(34)	bps
Return on Loan Receivables	3.53%	3.86%	3.81%	3.30%	4.25%	(72)	bps	3.73%	5.50%	(177)	bps

Allowance for Loan Loss at (period end)	$792,883	$788,748	$793,850	$832,483	$811,865	$(18,982)	-2%	$792,883	$811,865	$(18,982)	-2%
Net gain on Securitization	$(24,043)	$35,620	$(3,997)	$5,492	$(2,165)	$(21,878)	1011%	$7,580	$153,950	$(146,370)	-95%

EPS Statistics
Basic EPS	$0.42	$0.44	$0.49	$0.39	$0.51	$(0.09)	-16%	$1.35	$1.87	$(0.52)	-28%
Diluted EPS	$0.42							$1.35
Stock Price Per Share (period end)	$23.14
Ending Shares Outstanding (000's)	477,328	477,236	477,236	477,236	477,236	92	0%	477,328	477,236	92	0%
Weighted Average Shares Outstanding (000's)	477,272	477,236	477,236	477,236	477,236	36	0%	477,248	477,236	12	0%
Weighted Average Shares Outstanding (fully diluted), (000's)	480,071							478,278
Book Value Per Share	$11.87							$11.87

Total Credit Card Loans
Credit Card Loans - Owned	$22,301,589	$22,698,457	$22,520,861	$23,646,901	$22,935,647	$(634,058)	-3%	$22,301,589	$22,935,647	$(634,058)	-3%
Average Credit Card Loans - Owned	$22,646,290	$21,419,465	$24,760,587	$22,573,508	$22,428,025	$218,265	1%	$22,928,841	$21,351,673	$1,577,168	7%
Interest Yield	10.99%	10.50%	10.41%	10.27%	10.44%	55	bps	10.63%	10.42%	21	bps
Net Principal Charge-off Rate	3.71%	3.91%	3.77%	3.95%	3.57%	14	bps	3.80%	3.74%	6	bps
Delinquency Rate (over 30 days)	3.07%	2.94%	3.15%	3.22%	3.19%	(12)	bps	3.07%	3.19%	(12)	bps
Delinquency Rate (over 90 days)	1.44%	1.43%	1.55%	1.53%	1.49%	(5)	bps	1.44%	1.49%	(5)	bps

Discover Financial Services
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	3Q07 vs 3Q06		YTD 2007	YTD 2006	2007 vs 2006

Interest Income	$1,751,919	$1,715,844	$1,599,684	$1,543,806	$1,573,566	$178,353	11%	$5,067,447	$4,623,679	$443,768	10%
Interest Expense	767,451	747,303	645,826	609,102	616,030	151,421	25%	2,160,580	1,728,487	432,093	25%
Net Interest Income	984,468	968,541	953,858	934,704	957,536	26,932	3%	2,906,867	2,895,192	11,675	0%
Provision for Loan Losses	509,026	530,438	482,660	527,539	495,364	13,662	3%	1,522,124	1,374,105	148,019	11%
Net interest income after provision for loan losses	475,442	438,103	471,198	407,165	462,172	13,270	3%	1,384,743	1,521,087	(136,344)	-9%

Other Income	552,621	597,415	555,439	560,053	587,896	(35,275)	-6%	1,705,475	1,813,483	(108,008)	-6%

Employee Compensation and Benefits	227,904	234,373	233,318	234,625	237,436	(9,532)	-4%	695,595	698,571	(2,976)	0%
Marketing and Business Development	163,015	140,930	142,344	197,601	145,184	17,831	12%	446,289	405,955	40,334	10%
Information Processing & Communications	99,065	96,622	93,452	102,936	98,620	445	0%	289,139	284,659	4,480	2%
Professional Fees	94,060	113,264	80,958	119,049	93,027	1,033	1%	288,282	248,720	39,562	16%
Premises and Equipment	22,611	24,350	22,809	23,886	23,546	(935)	-4%	69,770	68,392	1,378	2%
Other Expense	92,194	93,453	82,295	103,580	84,724	7,470	9%	267,942	231,509	36,433	16%
Total Other Expense	698,849	702,992	655,176	781,677	682,537	16,312	2%	2,057,017	1,937,806	119,211	6%
Income Before Income Taxes	329,214	332,526	371,461	185,541	367,531	(38,317)	-10%	1,033,201	1,396,764	(363,563)	-26%
Tax Expense	126,974	123,284	137,829	(981)	126,138	836	1%	388,087	506,670	(118,583)	-23%
Net Income	$202,240	$209,242	$233,632	$186,522	$241,393	$(39,153)	-16%	$645,114	$890,094	$(244,980)	-28%

Balance Sheet Statistics
Total Assets	$65,457,390	$65,112,826	$57,782,359	$55,512,185	$54,713,999	$10,743,391	20%	$65,457,390	$54,713,999	$10,743,391	20%
Total Equity [2]	$5,667,282	$5,780,284	$5,528,658	$5,774,772	$6,030,941	$(363,659)	-6%	$5,667,282	$6,030,941	$(363,659)	-6%
Total Tangible Equity [2]	$4,927,431	$5,044,586	$4,797,784	$5,039,867	$5,322,013	$(394,582)	-7%	$4,927,431	$5,322,013	$(394,582)	-7%
Loan Receivables	$51,892,455	$51,505,397	$50,931,556	$50,446,177	$49,703,680	$2,188,775	4%	$51,892,455	$49,703,680	$2,188,775	4%
Average Loan Receivables	$51,530,934	$50,843,952	$51,574,268	$49,318,549	$48,884,255	$2,646,679	5%	$51,314,502	$48,096,995	$3,217,507	7%
Net Managed Receivables/Tangible Equity	10.37	10.05	10.45	9.84	9.19	1.18	13%	10.37	9.19	1.18	13%
Total Managed Assets/Tangible Equity	13.28	12.91	12.04	11.01	10.28	3.00	29%	13.28	10.28	3.00	29%
Net Yield on Loan Receivables	7.58%	7.56%	7.50%	7.60%	7.77%	(19)	bps	7.55%	8.02%	(47)	bps
Return on Loan Receivables	1.56%	1.63%	1.84%	1.52%	1.96%	(40)	bps	1.67%	2.47%	(80)	bps

Total Credit Card Loans
Credit Card Loans - Managed	$51,800,446	$51,415,812	$50,840,710	$50,350,328	$49,598,459	$2,201,987	4%	$51,800,446	$49,598,459	$2,201,987	4%
Average Credit Card Loans - Managed	$51,440,722	$50,751,580	$51,478,643	$49,214,953	$48,766,444	$2,674,278	5%	$51,221,787	$47,884,957	$3,336,830	7%
Managed Interest Yield	12.52%	12.35%	12.25%	12.22%	12.38%	14	bps	12.37%	12.40%	(3)	bps
Managed Net Principal Charge-off Rate	3.95%	4.23%	4.05%	4.15%	3.81%	14	bps	4.07%	4.06%	1	bps
Managed Delinquency Rate (over 30 days)	3.30%	3.12%	3.44%	3.50%	3.42%	(12)	bps	3.30%	3.42%	(12)	bps
Managed Delinquency Rate (over 90 days)	1.55%	1.51%	1.68%	1.65%	1.59%	(4)	bps	1.55%	1.59%	(4)	bps

Total Credit Card Volume
Domestic	$27,171,729	$26,408,578	$26,880,735	$25,682,545	$26,754,745	$416,984	2%	$80,461,042	$77,219,348	$3,241,694	4%
International	3,601,870	3,646,009	3,578,199	3,547,702	3,450,974	150,896	4%	10,826,078	8,333,763	2,492,315	30%
Total	$30,773,599	$30,054,587	$30,458,934	$29,230,247	$30,205,719	$567,880	2%	$91,287,120	$85,553,111	$5,734,009	7%

Total Credit Card SalesVolume
Domestic	$23,527,999	$22,108,865	$22,037,053	$21,404,325	$22,690,277	$837,722	4%	$67,673,917	$64,981,252	$2,692,665	4%
International	3,296,360	3,277,439	3,169,284	3,123,230	3,025,561	270,799	9%	9,743,083	7,212,101	2,530,982	35%
Total	$26,824,359	$25,386,304	$25,206,337	$24,527,555	$25,715,838	$1,108,521	4%	$77,417,000	$72,193,353	$5,223,647	7%

Transactions Processed on Networks (000's)
Discover Network	379,267	361,893	361,700	358,152	361,917	17,350	5%	1,102,860	1,041,781	61,079	6%
PULSE Network	593,866	558,811	520,866	488,087	472,866	121,000	26%	1,673,543	1,368,390	305,153	22%
Total	973,133	920,704	882,566	846,239	834,783	138,350	17%	2,776,403	2,410,171	366,232	15%

Segment - Income Before Income Taxes
U.S. Card	$387,085	$388,813	$401,026	$228,986	$387,314	$(229)	0%	$1,176,924	$1,411,467	$(234,543)	-17%
Third-Party Payments	9,439	8,010	11,920	6,946	9,920	(481)	-5%	29,369	22,003	7,366	33%
International Card	(67,310)	(64,297)	(41,485)	(50,391)	(29,703)	(37,607)	-127%	(173,092)	(36,706)	(136,386)	372%
Total	$329,214	$332,526	$371,461	$185,541	$367,531	$(38,317)	0%	$1,033,201	$1,396,764	$(363,563)	0%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

[2] Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	3Q07 vs 3Q06		YTD 2007	YTD 2006	2007 vs 2006

Interest Income	$1,626,214	$1,601,324	$1,481,992	$1,429,508	$1,460,607	$165,607	11%	$4,709,530	$4,319,190	$390,340	9%
Interest Expense	697,643	693,837	593,610	562,185	567,033	130,610	23%	1,985,090	1,598,384	386,706	24%
Net Interest Income	928,571	907,487	888,382	867,323	893,574	34,997	4%	2,724,440	2,720,806	3,634	0%
Provision for Loan Losses	418,349	444,249	406,076	452,965	419,706	(1,357)	0%	1,268,674	1,210,507	58,167	5%
Net interest income after provision for loan losses	510,222	463,238	482,306	414,358	473,868	36,354	8%	1,455,766	1,510,299	(54,533)	-4%
Other Income	481,060	526,304	490,003	493,713	510,958	(29,898)	-6%	1,497,367	1,603,963	(106,596)	-7%
Total Other Expense	604,197	600,729	571,283	679,085	597,512	6,685	1%	1,776,209	1,702,795	73,414	4%
Income Before Income Taxes	$387,085	$388,813	$401,026	$228,986	$387,314	$(229)	0%	$1,176,924	$1,411,467	$(234,543)	-17%

Net Yield on Loan Receivables	7.84%	7.78%	7.67%	7.75%	7.96%	(12)	bps	7.76%	8.19%	(43)	bps
Loan Receivables	$47,444,107	$46,953,902	$46,356,858	$45,802,071	$45,181,757	$2,262,350	5%	$47,444,107	$45,181,757	$2,262,350	5%
Average Loan Receivables	$47,016,472	$46,296,296	$46,965,884	$44,899,320	$44,523,521	$2,492,951	6%	$46,758,044	$44,246,464	$2,511,580	6%

Credit Card Loans - Managed	$47,352,098	$46,864,317	$46,266,012	$45,706,222	$45,076,536	$2,275,562	5%	$47,352,098	$45,076,536	$2,275,562	5%
Average Credit Card Loans - Managed	$46,926,260	$46,203,924	$46,870,259	$44,795,724	$44,405,710	$2,520,550	6%	$46,665,329	$44,105,054	$2,560,275	6%
Managed Interest Yield	12.76%	12.59%	12.45%	12.42%	12.59%	17	bps	12.60%	12.57%	3	bps
Managed Net Principal Charge-off Rate	3.70%	4.00%	3.81%	3.99%	3.55%	15	bps	3.84%	3.95%	(11)	bps
Managed Delinquency Rate (over 30 days)	3.16%	2.97%	3.31%	3.39%	3.31%	(15)	bps	3.16%	3.31%	(15)	bps
Managed Delinquency Rate (over 90 days)	1.48%	1.44%	1.63%	1.59%	1.54%	(6)	bps	1.48%	1.54%	(6)	bps
Total Credit Card Volume	$27,171,729	$26,408,578	$26,880,735	$25,682,545	$26,754,745	$416,984	2%	$80,461,042	$77,219,348	$3,241,694	4%
Sales Volume	$23,527,999	$22,108,865	$22,037,053	$21,404,325	$22,690,277	$837,722	4%	$67,673,917	$64,981,252	$2,692,665	4%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	3Q07 vs 3Q06		YTD 2007	YTD 2006	2007 vs 2006

Interest Income	$594	$558	$574	$516	$528	$66	13%	$1,726	$1,285	$441	34%
Interest Expense	-	4	15	6	-	-	-	19	17	2	12%
Net Interest Income	594	554	559	510	528	66	13%	1,707	1,268	439	35%
Provision for Loan Losses	-	-	-	-	-	-	-	-	-	-	-
Net interest income after provision for loan losses	594	554	559	510	528	66	13%	1,707	1,268	439	35%
Other Income	29,465	29,248	30,682	28,077	29,235	230	1%	89,395	82,623	6,772	8%
Total Other Expense	20,620	21,792	19,321	21,641	19,843	777	4%	61,733	61,888	(155)	0%
Income Before Income Taxes	$9,439	$8,010	$11,920	$6,946	$9,920	$(481)	-5%	$29,369	$22,003	$7,366	33%

Transactions Processed on PULSE Network (000's)	593,866	558,811	520,866	488,087	472,866	121,000	26%	1,673,543	1,368,390	305,153	22%

Discover Financial Services
International Card Segment
Managed Basis[1]
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	3Q07 vs 3Q06		YTD 2007	YTD 2006	2007 vs 2006

Interest Income	$125,111	$113,962	$117,118	$113,782	$112,431	$12,680	11%	$356,191	$303,204	$52,987	17%
Interest Expense	69,808	53,462	52,201	46,911	48,997	20,811	42%	175,471	130,086	45,385	35%
Net Interest Income	55,303	60,500	64,917	66,871	63,434	(8,131)	-13%	180,720	173,118	7,602	4%
Provision for Loan Losses	90,677	86,189	76,584	74,574	75,658	15,019	20%	253,450	163,598	89,852	55%
Net interest income after provision for loan losses	(35,374)	(25,689)	(11,667)	(7,703)	(12,224)	(23,150)	-189%	(72,730)	9,520	(82,250)	-864%
Other Income	42,096	41,863	34,754	38,263	47,703	(5,607)	-12%	118,713	126,897	(8,184)	-6%
Total Other Expense	74,032	80,471	64,572	80,951	65,182	8,850	14%	219,075	173,123	45,952	27%
Income Before Income Taxes	$(67,310)	$(64,297)	$(41,485)	$(50,391)	$(29,703)	$(37,607)	-127%	$(173,092)	$(36,706)	$(136,386)	372%

Net Yield on Loan Receivables	4.86%	5.28%	5.71%	6.07%	5.77%	(91)	bps	5.28%	5.99%	(71)	bps
Loan Receivables	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,521,923	$(73,575)	-2%	$4,448,348	$4,521,923	$(73,575)	-2%
Average Loan Receivables	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$4,360,734	$153,728	4%	$4,556,458	$3,850,531	$705,927	18%

Credit Card Loans - Managed	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,521,923	$(73,575)	-2%	$4,448,348	$4,521,923	$(73,575)	-2%
Average Credit Card Loans - Managed	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$4,360,734	$153,728	4%	$4,556,458	$3,779,903	$776,555	21%
Managed Interest Yield	10.00%	9.89%	10.25%	10.23%	10.19%	(19)	bps	10.05%	10.44%	(39)	bps
Managed Net Principal Charge-off Rate	6.56%	6.50%	6.45%	5.80%	6.41%	15	bps	6.50%	5.30%	120	bps
Managed Delinquency Rate (over 30 days)	4.89%	4.69%	4.75%	4.58%	4.47%	42	bps	4.89%	4.47%	42	bps
Managed Delinquency Rate (over 90 days)	2.30%	2.25%	2.25%	2.22%	2.09%	21	bps	2.30%	2.09%	21	bps
Total Credit Card Volume	$3,601,870	$3,646,009	$3,578,199	$3,547,702	$3,450,974	$150,896	4%	$10,826,078	$8,333,763	$2,492,315	30%
Sales Volume	$3,296,360	$3,277,439	$3,169,284	$3,123,230	$3,025,561	$270,799	9%	$9,743,083	$7,212,101	$2,530,982	35%

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented. See Reconciliation of GAAP to Managed schedule.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED

The following pages (7-10) present a reconciliation for certain information disclosed on pages 1,2,3 & 5.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the Company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the Company's owned loans. The Company operates its business and analyzes its financial performance on a managed basis. Accordingly, manner as the Company's owned loans. The Company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The Company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed [3]
(unaudited, dollars in thousands)

	Quarter Ended					Nine Months Ended
	Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	YTD 2007	YTD 2006

Interest Income
GAAP Basis	$755,610	$703,365	$680,305	$622,166	$642,748	$2,139,280	$1,836,360
Securitization Adjustments [3]	996,309	1,012,479	919,379	921,640	930,818	2,928,167	2,787,319
Managed Basis	$1,751,919	$1,715,844	$1,599,684	$1,543,806	$1,573,566	$5,067,447	$4,623,679

Interest Expense
GAAP Basis	$361,469	$336,253	$283,959	$243,518	$250,440	$981,681	$696,522
Securitization Adjustments	405,982	411,050	361,867	365,584	365,590	1,178,899	1,031,965
Managed Basis	$767,451	$747,303	$645,826	$609,102	$616,030	$2,160,580	$1,728,487

Net Interest Income
GAAP Basis	$394,141	$367,112	$396,346	$378,648	$392,308	$1,157,599	$1,139,838
Securitization Adjustments	590,327	601,429	557,512	556,056	565,228	1,749,268	1,755,354
Managed Basis	$984,468	$968,541	$953,858	$934,704	$957,536	$2,906,867	$2,895,192

Provision for Loan Losses
GAAP Basis	$211,576	$203,287	$195,386	$239,693	$231,614	$610,249	$515,944
Securitization Adjustments	297,450	327,151	287,274	287,846	263,750	911,875	858,161
Managed Basis	$509,026	$530,438	$482,660	$527,539	$495,364	$1,522,124	$1,374,105

Net interest income after provision for loan losses
GAAP Basis	$182,565	$163,825	$200,960	$138,955	$160,694	$547,350	$623,894
Securitization Adjustments	292,877	274,278	270,238	268,210	301,478	837,393	897,193
Managed Basis	$475,442	$438,103	$471,198	$407,165	$462,172	$1,384,743	$1,521,087

Other Income
GAAP Basis	$845,498	$871,693	$825,677	$828,263	$889,374	$2,542,868	$2,710,676
Securitization Adjustments	(292,877)	(274,278)	(270,238)	(268,210)	(301,478)	(837,393)	(897,193)
Managed Basis	$552,621	$597,415	$555,439	$560,053	$587,896	$1,705,475	$1,813,483

Total Assets
GAAP Basis	$36,141,011	$35,672,568	$29,763,803	$29,067,242	$28,318,362	$36,141,011	$28,318,362
Securitization Adjustments	29,316,379	29,440,258	28,018,556	26,444,943	26,395,637	29,316,379	26,395,637
Managed Basis	$65,457,390	$65,112,826	$57,782,359	$55,512,185	$54,713,999	$65,457,390	$54,713,999

Loan Receivables
GAAP Basis	$22,393,598	$22,788,042	$22,611,707	$23,742,750	$23,040,868	$22,393,598	$23,040,868
Securitization Adjustments	29,498,857	28,717,355	28,319,849	26,703,427	26,662,812	29,498,857	26,662,812
Managed Basis	$51,892,455	$51,505,397	$50,931,556	$50,446,177	$49,703,680	$51,892,455	$49,703,680

Average Loan Receivables
GAAP Basis	$22,736,502	$21,511,837	$24,856,212	$22,677,104	$22,545,836	$23,021,556	$21,563,711
Securitization Adjustments	28,794,432	29,332,115	26,718,056	26,641,445	26,338,419	28,292,946	26,533,284
Managed Basis	$51,530,934	$50,843,952	$51,574,268	$49,318,549	$48,884,255	$51,314,502	$48,096,995

Net Receivables/Tangible Equity
GAAP Basis	4.38	4.36	4.55	4.55	4.18	4.38	4.18
Securitization Adjustments	5.99	5.69	5.90	5.30	5.01	5.99	5.01
Managed Basis	10.37	10.05	10.45	9.84	9.19	10.37	9.19

Total Assets/Tangible Equity
GAAP Basis	7.33	7.07	6.20	5.77	5.32	7.33	5.32
Securitization Adjustments	5.95	5.84	5.84	5.25	4.96	5.95	4.96
Managed Basis	13.28	12.91	12.04	11.01	10.28	13.28	10.28

Quarter Ended					Nine Months Ended
Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	YTD 2007	YTD 2006

Net Yield on Loan Receivables
GAAP Basis	6.88%	6.77%	6.47%	6.70%	6.90%	6.70%	7.04%
Securitization Adjustments	8.13%	8.13%	8.46%	8.37%	8.51%	8.24%	8.81%
Managed Basis	7.58%	7.56%	7.50%	7.60%	7.77%	7.55%	8.02%

Return on Loan Receivables
GAAP Basis	3.53%	3.86%	3.81%	3.30%	4.25%	3.73%	5.50%
Securitization Adjustments	2.79%	2.83%	3.55%	2.81%	3.64%	3.04%	4.47%
Managed Basis	1.56%	1.63%	1.84%	1.52%	1.96%	1.67%	2.47%

Total Credit Card Loans
Credit Card Loans
GAAP Basis	$22,301,589	$22,698,457	$22,520,861	$23,646,901	$22,935,647	$22,301,589	$22,935,647
Securitization Adjustments	29,498,857	28,717,355	28,319,849	26,703,427	26,662,812	29,498,857	26,662,812
Managed Basis	$51,800,446	$51,415,812	$50,840,710	$50,350,328	$49,598,459	$51,800,446	$49,598,459

Average Credit Card Loans
GAAP Basis	$22,646,290	$21,419,465	$24,760,587	$22,573,508	$22,428,025	$22,928,841	$21,351,673
Securitization Adjustments	28,794,432	29,332,115	26,718,056	26,641,445	26,338,419	28,292,946	26,533,284
Managed Basis	$51,440,722	$50,751,580	$51,478,643	$49,214,953	$48,766,444	$51,221,787	$47,884,957

Interest Yield
GAAP Basis	10.99%	10.50%	10.41%	10.27%	10.44%	10.63%	10.42%
Securitization Adjustments	13.73%	13.69%	13.96%	13.88%	14.02%	13.79%	13.99%
Managed Basis	12.52%	12.35%	12.25%	12.22%	12.38%	12.37%	12.40%

Net Principal Charge-off Rate
GAAP Basis	3.71%	3.91%	3.77%	3.95%	3.57%	3.80%	3.74%
Securitization Adjustments	4.13%	4.46%	4.30%	4.32%	4.01%	4.30%	4.31%
Managed Basis	3.95%	4.23%	4.05%	4.15%	3.81%	4.07%	4.06%

Delinquency Rate (over 30 days)
GAAP Basis	3.07%	2.94%	3.15%	3.22%	3.19%	3.07%	3.19%
Securitization Adjustments	3.48%	3.26%	3.67%	3.76%	3.62%	3.48%	3.62%
Managed Basis	3.30%	3.12%	3.44%	3.50%	3.42%	3.30%	3.42%

Delinquency Rate (over 90 days)
GAAP Basis	1.44%	1.43%	1.55%	1.53%	1.49%	1.44%	1.49%
Securitization Adjustments	1.63%	1.58%	1.79%	1.75%	1.68%	1.63%	1.68%
Managed Basis	1.55%	1.51%	1.68%	1.65%	1.59%	1.55%	1.59%

US CARD
Loan Receivables
GAAP Basis	$19,170,450	$19,938,986	$19,727,837	$20,790,244	$20,159,249	$19,170,450	$20,159,249
Securitization Adjustments	28,273,657	27,014,916	26,629,021	25,011,827	25,022,508	28,273,657	25,022,508
Managed Basis	$47,444,107	$46,953,902	$46,356,858	$45,802,071	$45,181,757	$47,444,107	$45,181,757

Average Loan Receivables
GAAP Basis	$19,812,392	$18,673,525	$21,936,791	$19,888,844	$19,788,137	$20,127,794	$19,041,730
Securitization Adjustments	27,204,080	27,622,771	25,029,093	25,010,476	24,735,384	26,630,250	25,204,734
Managed Basis	$47,016,472	$46,296,296	$46,965,884	$44,899,320	$44,523,521	$46,758,044	$44,246,464

Net Yield on Loan Receivables
GAAP Basis	7.26%	7.09%	6.65%	6.82%	7.10%	6.99%	7.23%
Securitization Adjustments	8.26%	8.24%	8.56%	8.49%	8.65%	8.35%	8.92%
Managed Basis	7.84%	7.78%	7.67%	7.75%	7.96%	7.76%	8.19%

Quarter Ended					Nine Months Ended
Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	YTD 2007	YTD 2006

Domestic Credit Card Loans
Credit Card Loans
GAAP Basis	$19,078,441	$19,849,401	$19,636,991	$20,694,395	$20,054,028	$19,078,441	$20,054,028
Securitization Adjustments	28,273,657	27,014,916	26,629,021	25,011,827	25,022,508	28,273,657	25,022,508
Managed Basis	$47,352,098	$46,864,317	$46,266,012	$45,706,222	$45,076,536	$47,352,098	$45,076,536

Average Credit Card Loans
GAAP Basis	$19,722,180	$18,581,153	$21,841,166	$19,785,248	$19,670,326	$20,035,079	$18,900,320
Securitization Adjustments	27,204,080	27,622,771	25,029,093	25,010,476	24,735,384	26,630,250	25,204,734
Managed Basis	$46,926,260	$46,203,924	$46,870,259	$44,795,724	$44,405,710	$46,665,329	$44,105,054

Managed Interest Yield
GAAP Basis	11.22%	10.72%	10.55%	10.37%	10.56%	10.82%	10.54%
Securitization Adjustments	13.88%	13.85%	14.10%	14.04%	14.20%	13.94%	14.09%
Managed Basis	12.76%	12.59%	12.45%	12.42%	12.59%	12.60%	12.57%

Net Principal Charge-off Rate
GAAP Basis	3.27%	3.51%	3.43%	3.67%	3.19%	3.40%	3.63%
Securitization Adjustments	4.01%	4.34%	4.14%	4.23%	3.84%	4.16%	4.19%
Managed Basis	3.70%	4.00%	3.81%	3.99%	3.55%	3.84%	3.95%

Delinquency Rate (over 30 days)
GAAP Basis	2.80%	2.71%	2.97%	3.05%	3.03%	2.80%	3.03%
Securitization Adjustments	3.40%	3.16%	3.56%	3.67%	3.54%	3.40%	3.54%
Managed Basis	3.16%	2.97%	3.31%	3.39%	3.31%	3.16%	3.31%

Delinquency Rate (over 90 days)
GAAP Basis	1.31%	1.31%	1.46%	1.44%	1.41%	1.31%	1.41%
Securitization Adjustments	1.60%	1.54%	1.75%	1.72%	1.64%	1.60%	1.64%
Managed Basis	1.48%	1.44%	1.63%	1.59%	1.54%	1.48%	1.54%

INTERNATIONAL CARD
Loan Receivables
GAAP Basis	$3,223,148	$2,849,056	$2,883,870	$2,952,506	$2,881,619	$3,223,148	$2,881,619
Securitization Adjustments	1,225,200	1,702,439	1,690,828	1,691,600	1,640,304	1,225,200	1,640,304
Managed Basis	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,521,923	$4,448,348	$4,521,923

Average Loan Receivables
GAAP Basis	$2,924,110	$2,838,312	$2,919,421	$2,788,260	$2,757,699	$2,893,762	$2,521,981
Securitization Adjustments	1,590,352	1,709,344	1,688,963	1,630,969	1,603,035	1,662,696	1,328,550
Managed Basis	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$4,360,734	$4,556,458	$3,850,531

Net Yield on Loan Receivables
GAAP Basis	4.21%	4.60%	4.99%	5.77%	5.39%	4.60%	5.57%
Securitization Adjustments	6.06%	6.41%	6.96%	6.58%	6.42%	6.48%	6.79%
Managed Basis	4.86%	5.28%	5.71%	6.07%	5.77%	5.28%	5.99%

International Credit Card Loans
Credit Card Loans
GAAP Basis	$3,223,148	$2,849,056	$2,883,870	$2,952,506	$2,881,619	$3,223,148	$2,881,619
Securitization Adjustments	1,225,200	1,702,439	1,690,828	1,691,600	1,640,304	1,225,200	1,640,304
Managed Basis	$4,448,348	$4,551,495	$4,574,698	$4,644,106	$4,521,923	$4,448,348	$4,521,923

Average Credit Card Loans
GAAP Basis	$2,924,110	$2,838,312	$2,919,421	$2,788,260	$2,757,699	$2,893,762	$2,451,353
Securitization Adjustments	1,590,352	1,709,344	1,688,963	1,630,969	1,603,035	1,662,696	1,328,550
Managed Basis	$4,514,462	$4,547,656	$4,608,384	$4,419,229	$4,360,734	$4,556,458	$3,779,903

Quarter Ended					Nine Months Ended
Aug 31, 2007	May 31, 2007	Feb 28, 2007	Nov 30, 2006	Aug 31, 2006	YTD 2007	YTD 2006

Interest Yield
GAAP Basis	9.42%	9.09%	9.38%	9.53%	9.58%	9.30%	9.51%
Securitization Adjustments	11.07%	11.20%	11.77%	11.41%	11.24%	11.35%	12.16%
Managed Basis	10.00%	9.89%	10.25%	10.23%	10.19%	10.05%	10.44%

Net Principal Charge-off Rate
GAAP Basis	6.71%	6.53%	6.29%	5.88%	6.32%	6.51%	4.58%
Securitization Adjustments	6.27%	6.45%	6.72%	5.67%	6.58%	6.49%	6.64%
Managed Basis	6.56%	6.50%	6.45%	5.80%	6.41%	6.50%	5.30%

Delinquency Rate (over 30 days)
GAAP Basis	4.63%	4.55%	4.35%	4.36%	4.29%	4.63%	4.29%
Securitization Adjustments	5.55%	4.93%	5.42%	4.96%	4.78%	5.55%	4.78%
Managed Basis	4.89%	4.69%	4.75%	4.58%	4.47%	4.89%	4.47%

Delinquency Rate (over 90 days)
GAAP Basis	2.21%	2.24%	2.16%	2.16%	2.03%	2.21%	2.03%
Securitization Adjustments	2.51%	2.26%	2.40%	2.32%	2.19%	2.51%	2.19%
Managed Basis	2.30%	2.25%	2.25%	2.22%	2.09%	2.30%	2.09%

[3] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

10